SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2008

BRIDGELINE SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Sixth Road
Woburn, MA 01801
(Address of principal executive offices, including zip code)

(781) 376-5555
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

On January 21, 2008, Bridgeline Software’s Board of Directors approved, subject to stockholder approval, an amendment to the Bridgeline Software, Inc. Amended and Restated Stock Incentive Plan (the “Stock Incentive Plan”), to increase the number of shares reserved for issuance under the Stock Incentive Plan from 1,400,000 shares to 2,000,000 shares.

Bridgeline Software’s Board of Directors recommended that the amendment to the Stock Incentive Plan be submitted to Bridgeline Software’s stockholders for their approval.

At the Annual Meeting of Stockholders on April 18, 2008, Bridgeline Software’s stockholders approved the amendment to the Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE SOFTWARE, INC.
(Registrant)

Date: April 22, 2008	By:	/s/ Thomas L. Massie
Thomas L. Massie
President and Chief Executive Officer